PROSPECTUS SUPPLEMENT TO

                         VAN ECK FUNDS, INC. PROSPECTUS

                               MID CAP VALUE FUND

                                DATED MAY 1, 2003

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INVESTMENT SUB-ADVISER

Effective June 1, 2003, New York Life Investment Management LLC ("NYLIM") will serve as sub-adviser to the Van Eck Mid Cap Value Fund. NYLIM, which commenced operations in April 2000, is wholly-owned by New York Life Insurance Company and is located at 51 Madison Avenue, New York, New York 10010. As of December 31, 2002, NYLIM and its asset management affiliates had assets under management totaling approximately $157 billion.

A sub-advisory agreement with NYLIM was approved on an interim basis by the Board of Directors at a meeting held on April 23, 2003. This sub-advisory agreement will be submitted to shareholders for approval at a meeting of shareholders prior to October 28, 2003. Under this agreement, the Adviser will pay NYLIM (from the management fee paid to the Adviser by the Fund) a fee, payable monthly, at an annual rate of 0.50% of the Fund's average daily net assets, reduced by 0.01%, on an annual basis for each $1 million of such assets under $50 million. Prior to approval of this agreement by shareholders, the fee paid to NYLIM will be at the same rate as the prior sub-adviser.

The sub-advisory agreement with John A. Levin & Co., Inc. ("Levco") was terminated by the Board and Levco, effective June 1, 2003. The fee payable to Levco was at an annual rate of 0.20% of the first $200 million of the Fund's average daily net assets, 0.19% on the next $1.0 billion of such assets and 0.18% on any excess. Levco had waived its fees to date.

PORTFOLIO MANAGERS:

Wesley G. McCain and Kathy A. O'Connor will serve as portfolio managers to the Fund. Dr. McCain (who is a former Director and Trustee of other Van Eck Funds) has been associated with NYLIM for two years. Prior to that time, he was associated with Towneley Capital Management, Inc. for 29 years and has 31 years investment experience as a portfolio manager. Ms. O'Connor has been with NYLIM for two years and has 15 years investment experience as a portfolio manager.

                    PROSPECTUS SUPPLEMENT DATED MAY 21, 2003

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